Supplement to the
Fidelity Advisor Freedom® Income Fund
Class A, Class M, Class C and Class I
July 29, 2017
Summary Prospectus

Effective October 1, 2017, the following information replaces similar information for Fidelity Advisor Freedom® Income Fund found in the “Fund Summary” section under the “Fee Table” heading.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 82 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus.

AFFINC-SUM-17-02 1.9859623.102	September 30, 2017